Securities Held to Maturity	12 Months Ended
Dec. 31, 2014
Investments, Debt and Equity Securities [Abstract]
Securities Held to Maturity
(2)	Securities Held to Maturity

Securities are classified according to management’s intent. The amortized cost and fair values of securities are summarized as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2014:
U.S. Treasury securities	$5,025	5	—	5,030
Federal Home Loan Bank obligations	23,269	24	(50)	23,243
U.S. Government enterprise and agency obligations	29,799	84	(85)	29,798
Mortgage-backed securities	17,380	19	(1)	17,398

Total	$75,473	132	(136)	75,469

December 31, 2013:
U.S. Treasury securities	7,125	13	—	7,138
Federal Home Loan Bank obligations	18,313	15	(111)	18,217
U.S. Government enterprise and agency obligations	22,998	13	(179)	22,832

Total	$48,436	41	(290)	48,187

The scheduled maturities of securities at December 31, 2014 were as follows (in thousands):

	Amortized Cost	Fair Value
Due in one year or less	$10,035	10,044
Due from one year to five years	40,076	40,021
Due from five years to ten years	7,982	8,006
Mortgage backed securities	17,380	17,398

	$75,473	75,469

Securities with a carrying amount of approximately $2.0 million at December 31, 2014 and 2013 were pledged to the Housing Authority of the City of Plant City, Florida, as collateral for deposit accounts held at the Bank.

Securities with unrealized losses aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows (in thousands):

	Less Than Twelve Months		More Than Twelve Months
	Gross Unrealized Loss	Fair Value	Gross Unrealized Loss	Fair Value
At December 31, 2014:
Federal Home Loan Bank obligations	$(13)	7,055	(37)	3,995
U.S. Government enterprise and agency obligations	(50)	14,957	(35)	4,001
Mortgage-backed securities	(1)	1,964	—	—

Totals	$(64)	23,976	(72)	7,996

At December 31, 2013:
Federal Home Loan Bank obligations	$(111)	9,948	—	—
U.S. Government enterprise and agency obligations	(136)	16,977	(43)	1,965

Totals	$(247)	26,925	(43)	1,965

At December 31, 2014, the unrealized losses on seventeen investment securities held-to-maturity were caused by market conditions. It is expected that the securities would not be settled at a price less than the par value of the investments. Because the decline in fair value is attributable to market conditions and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

On March 19, 2015 management transferred all securities classified as held to maturity to available for sale at an estimated fair market value of $69.8 million. The transfer was performed to enhance the interest rate risk position of the bank and provide liquidity for future loan growth. As a result of the transfer, the Bank is precluded from classifying securities as held to maturity until March 2017